UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2023

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2023, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the by-laws of MetLife, Inc. (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted Amended and Restated By-Laws of the Company (as so amended and restated, the “Amended and Restated By-Laws”), effective immediately.

The Amended and Restated By-Laws, among other things:

•	Supplement the existing procedural mechanics for stockholders to call a special meeting of stockholders;

•

Supplement the existing procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings with enhanced procedural mechanics, including to require additional disclosures from proponents, proposed nominees and other persons associated with proponents, to address matters relating to Rule 14a-19 under the Exchange Act, to require proposed nominees to submit to interviews with members of the Board upon request, to remove the ability of stockholders to submit notice of director nominations after the applicable deadline in certain circumstances where the number of directors to be elected has been increased, and to adjust the number of days by which a stockholder meeting may be advanced or delayed without reopening the deadline to submit nominations or proposals to 60 days;

•	Clarify the powers of the Board to postpone, reschedule or cancel previously scheduled stockholder meetings;

•	Supplement the topics on which the Board and the chairperson may adopt rules, regulations and procedures at a stockholder meeting;

•	Provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white;

•	Permit special meetings of the Board to be called on such advanced notice as the person or persons calling the meeting may deem necessary or appropriate in the circumstances;

•	Provide that the Chairman of the Board is not an officer position;

•	Contemplate the appointment of more than one President by the Board and remove certain powers of the President under the By-Laws;

•	Expressly contemplate stockholder meetings held solely by means of remote communication; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 in redline form showing the amendments described above, and as Exhibit 3.2 in unmarked form, and are incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of MetLife, Inc., effective as of October 3, 2023, redlined for amendments effective as of October 3, 2023.

3.2	Amended and Restated By-Laws of MetLife, Inc., effective as of October 3, 2023.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: October 5, 2023